Exhibit 4.7

TO BE RECORDED AND WHEN

RECORDED RETURN TO:

Hunton Andrews Kurth LLP

550 South Hope Street, Suite 2000

Los Angeles, CA 90071

Attention: Robert M. Johnson, Esq.

FIFTH SUPPLEMENTAL INDENTURE

DATED AS OF JULY 1, 2020

SUPPLEMENT TO INDENTURE OF MORTGAGE

DATED AS OF JUNE 19, 2020

PACIFIC GAS AND ELECTRIC COMPANY

Issuer (Mortgagor)

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

Trustee (Mortgagee)

EXHIBIT A – FORM OF THE BOND OF THE THIRTY-SECOND SERIES

EXHIBIT B – FORM OF THE BOND OF THE THIRTY-THIRD SERIES

EXHIBIT C – FORM OF THE BOND OF THE THIRTY-FOURTH SERIES

EXHIBIT D – FORM OF THE BOND OF THE THIRTY-FIFTH SERIES

FIFTH SUPPLEMENTAL INDENTURE, dated as of July 1, 2020 (this “Fifth Supplemental Indenture”), by and between PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association organized under the laws of the United States of America, as Trustee and Mortgagee under the Mortgage Indenture (as hereinafter defined) (the “Trustee”).

RECITALS OF THE COMPANY

A. The Company and the Trustee are parties to that certain Indenture of Mortgage, dated as of June 19, 2020 (together with all indentures supplemental thereto, the “Mortgage Indenture”), providing for the issuance by the Company of Bonds (as defined in the Mortgage Indenture) from time to time.

B. Under the Mortgage Indenture, the Company is authorized to issue unlimited series of Bonds and establish one or more series of Bonds at any time in accordance with the provisions of the Mortgage Indenture, and the terms of such series of Bonds may be described by a supplemental indenture executed by the Company and the Trustee.

C. Pursuant to the Revolving Credit Agreement (as hereinafter defined) and Section 3.01 of the Mortgage Indenture, the Company deems it advisable to enter into this Fifth Supplemental Indenture for the purposes of establishing the terms of the Bond of the Thirty-Second Series (as hereinafter defined).

D. Pursuant to the Term Credit Agreement (as hereinafter defined) and Section 3.01 of the Mortgage Indenture, the Company deems it advisable to enter into this Fifth Supplemental Indenture for the purposes of establishing the terms of the Bond of the Thirty-Third Series in connection with the 364-Day Facility (as hereinafter defined) and the Bond of the Thirty-Fourth Series in connection with the 18-Month Facility (as hereinafter defined).

E. Pursuant to the Collateral Management Agreement (as hereinafter defined) and Section 3.01 of the Mortgage Indenture, the Company deems it advisable to enter into this Fifth Supplemental Indenture for the purposes of establishing the terms of the Bond of the Thirty-Fifth Series (as hereinafter defined).

F. The execution and delivery of this Fifth Supplemental Indenture has been authorized by a Board Resolution (as defined in the Mortgage Indenture).

G. Concurrent with the execution hereof, the Company has caused its counsel to deliver to the Trustee an Officer’s Certificate and Opinion of Counsel (as defined in the Mortgage Indenture) pursuant to Section 14.03 of the Mortgage Indenture.

H. The Company has done all things necessary to make this Fifth Supplemental Indenture a valid agreement of the Company, in accordance with its terms.

NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and the equal and proportionate benefit of the Holders of the Collateral Bonds (as hereinafter defined), as follows:

ARTICLE I

DEFINITIONS

The following definitions are hereby established for purposes of this Fifth Supplemental Indenture (capitalized terms used but not defined herein have the meaning set forth in the Mortgage Indenture) and shall have the meanings set forth in this Fifth Supplemental Indenture only for purposes of this Fifth Supplemental Indenture:

“18-Month Facility” means the $1,500,000,000 18-month term loan facility made available to the Company by certain lenders under the Term Credit Agreement.

“364-Day Facility” means the $1,500,000,000 364-day term loan facility made available to the Company by certain lenders under the Term Credit Agreement.

“Collateral Bonds” means, collectively, the Bonds of the Thirty-Second Series, the Bonds of the Thirty-Third Series, the Bonds of the Thirty-Fourth Series and the Bonds of the Thirty-Fifth Series.

“Collateral Management Agreement” means the Collateral Management Agreement, dated as of July 1, 2020, by and among the Company, the several banks and other financial institutions or entities party thereto from time to time, and Citibank, N.A., as Agent, as amended, supplemented, restated or otherwise modified from time to time.

“Revolving Credit Agreement” means the Credit Agreement, dated as of July 1, 2020, by and among the Company, the several banks and other financial institutions or entities party thereto from time to time, JPMorgan Chase Bank, N.A. and Citibank, N.A., as co-administrative agents, and Citibank, N.A., as Designated Agent, as amended, supplemented, restated or otherwise modified from time to time.

“Term Credit Agreement” means the Term Loan Credit Agreement, dated as of July 1, 2020, by and among the Company, the several banks and other financial institutions or entities party thereto from time to time, and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Fifth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

ARTICLE II

ESTABLISHMENT OF THE BOND OF THE THIRTY-SECOND SERIES

SECTION 1. Establishment of the Bond of the Thirty-Second Series.

Pursuant to the terms hereof and Section 3.01 of the Mortgage Indenture, the Company hereby establishes a thirty-second series of Bonds designated as the “Bond of the Thirty-Second Series” (the “Bond of the Thirty-Second Series”). The Bond of the Thirty-Second Series shall be fully registered in the name of and delivered to Citibank, N.A., as Designated Agent under the Revolving Credit Agreement.

SECTION 2. Form of the Bond of the Thirty-Second Series.

The Bond of the Thirty-Second Series shall be issued in certificated form and the form of the Bond of the Thirty-Second Series is set forth in Exhibit A hereto and is hereby incorporated herein and made a part hereof.

SECTION 3. Principal Amount of the Bond of the Thirty-Second Series.

The Bond of the Thirty-Second Series shall be dated July 1, 2020 and be issued in an initial face amount of $3,500,000,000, which face amount shall represent the maximum principal amount of the Bond of the Thirty-Second Series. The amount of principal payable on the Bond of the Thirty-Second Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Mortgage Indenture, the principal amount of the Bond of the Thirty-Second Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Thirty-Second Series) outstanding under the Loan Documents (as defined in the Bond of the Thirty-Second Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Thirty-Second Series may be reduced from time to time as set forth in said Bond. Principal of the Bond of the Thirty-Second Series shall be payable without the presentment or surrender thereof.

SECTION 4. Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Thirty-Second Series.

The Bond of the Thirty-Second Series shall bear interest at the rate or rates, and interest with respect thereto will be payable on the Interest Payment Dates, set forth in said Bond. The Bond of the Thirty-Second Series shall have a Stated Maturity of July 1, 2023; provided, that the Stated Maturity may be extended from time to time as set forth in said Bond. Interest on the Bond of the Thirty-Second Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the Loan Documents (as defined in the Bond of the Thirty-Second Series) until such interest is paid.

SECTION 5. No Redemption; No Sinking Fund.

The Bond of the Thirty-Second Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Thirty-Second Series.

SECTION 6. Paving Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Thirty-Second Series. The Place of Payment of the Bond of the Thirty-Second Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

SECTION 7. No Exchanges; Limitations on Transfers.

The Bond of the Thirty-Second Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Mortgage Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Designated Agent (as defined in the Revolving Credit Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

SECTION 8. Other Terms of the Bond of the Thirty-Second Series.

The other terms of the Bond of the Thirty-Second Series shall be as expressly set forth in Exhibit A hereto.

ARTICLE III

ESTABLISHMENT OF THE BOND OF THE THIRTY-THIRD SERIES

SECTION 1. Establishment of the Bond of the Thirty-Third Series.

Pursuant to the terms hereof and Section 3.01 of the Mortgage Indenture, the Company hereby establishes a thirty-third series of Bonds designated as the “Bond of the Thirty-Third Series” (the “Bond of the Thirty-Third Series”). The Bond of the Thirty-Third Series shall be fully registered in the name of and delivered to JPMorgan Chase Bank, N.A., as Administrative Agent under the Term Credit Agreement.

SECTION 2. Form of the Bond of the Thirty-Third Series.

The Bond of the Thirty-Third Series shall be issued in certificated form and the form of the Bond of the Thirty-Third Series is set forth in Exhibit B hereto and is hereby incorporated herein and made a part hereof.

SECTION 3. Principal Amount of the Bond of the Thirty-Third Series.

The Bond of the Thirty-Third Series shall be dated July 1, 2020 and be issued in an initial face amount of $1,500,000,000, which face amount shall represent the maximum principal amount of the Bond of the Thirty-Third Series. The amount of principal payable on the Bond of the Thirty-Third Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Mortgage Indenture, the principal amount of the Bond of the Thirty-Third Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Thirty-Third Series) outstanding under the Loan Documents (as defined in the Bond of the Thirty-Third Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Thirty-Third Series may be reduced from time to time as set forth in said Bond. Principal of the Bond of the Thirty-Third Series shall be payable without the presentment or surrender thereof.

SECTION 4. Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Thirty-Third Series.

The Bond of the Thirty-Third Series shall bear interest at the rate or rates, and interest with respect thereto will be payable on the Interest Payment Dates, set forth in said Bond. The Bond of the Thirty-Third Series shall have a Stated Maturity of June 30, 2021. Interest on the Bond of the Thirty-Third Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the Loan Documents (as defined in the Bond of the Thirty-Third Series) until such interest is paid.

SECTION 5. No Redemption; No Sinking Fund.

The Bond of the Thirty-Third Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Thirty-Third Series.

SECTION 6. Paving Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Thirty-Third Series. The Place of Payment of the Bond of the Thirty-Third Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

SECTION 7. No Exchanges; Limitations on Transfers.

The Bond of the Thirty-Third Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Mortgage Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Administrative Agent (as defined in the Term Credit Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

SECTION 8. Other Terms of the Bond of the Thirty-Third Series.

The other terms of the Bond of the Thirty-Third Series shall be as expressly set forth in Exhibit B hereto.

ARTICLE IV

ESTABLISHMENT OF THE BOND OF THE THIRTY-FOURTH SERIES

SECTION 1. Establishment of the Bond of the Thirty-Fourth Series.

Pursuant to the terms hereof and Section 3.01 of the Mortgage Indenture, the Company hereby establishes a thirty-fourth series of Bonds designated as the “Bond of the Thirty-Fourth Series” (the “Bond of the Thirty-Fourth Series”). The Bond of the Thirty-Fourth Series shall be fully registered in the name of and delivered to JPMorgan Chase Bank, N.A., as Administrative Agent under the Term Credit Agreement.

SECTION 2. Form of the Bond of the Thirty-Fourth Series.

The Bond of the Thirty-Fourth Series shall be issued in certificated form and the form of the Bond of the Thirty-Fourth Series is set forth in Exhibit C hereto and is hereby incorporated herein and made a part hereof.

SECTION 3. Principal Amount of the Bond of the Thirty-Fourth Series.

The Bond of the Thirty-Fourth Series shall be dated July 1, 2020 and be issued in an initial face amount of $1,500,000,000, which face amount shall represent the maximum principal amount of the Bond of the Thirty-Fourth Series. The amount of principal payable on the Bond of the Thirty-Fourth Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Mortgage Indenture, the principal amount of the Bond of the Thirty-Fourth Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Thirty-Fourth Series) outstanding under the Loan Documents (as defined in the Bond of the Thirty-Fourth Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Thirty-Fourth Series may be reduced from time to time as set forth in said Bond. Principal of the Bond of the Thirty-Fourth Series shall be payable without the presentment or surrender thereof.

SECTION 4. Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Thirty-Fourth Series.

The Bond of the Thirty-Fourth Series shall bear interest at the rate or rates, and interest with respect thereto will be payable on the Interest Payment Dates, set forth in said Bond. The Bond of the Thirty-Fourth Series shall have a Stated Maturity of January 1, 2022. Interest on the Bond of the Thirty-Fourth Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the Loan Documents (as defined in the Bond of the Thirty-Fourth Series) until such interest is paid.

SECTION 5. No Redemption; No Sinking Fund.

The Bond of the Thirty-Fourth Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Thirty-Fourth Series.

SECTION 6. Paving Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Thirty-Fourth Series. The Place of Payment of the Bond of the Thirty-Fourth Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

SECTION 7. No Exchanges; Limitations on Transfers.

The Bond of the Thirty-Fourth Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Mortgage Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Administrative Agent (as defined in the Term Credit Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

SECTION 8. Other Terms of the Bond of the Thirty-Fourth Series.

The other terms of the Bond of the Thirty-Fourth Series shall be as expressly set forth in Exhibit C hereto.

ARTICLE V

ESTABLISHMENT OF THE BOND OF THE THIRTY-FIFTH SERIES

SECTION 1. Establishment of the Bond of the Thirty-Fifth Series.

Pursuant to the terms hereof and Section 3.01 of the Mortgage Indenture, the Company hereby establishes a thirty-fifth series of Bonds designated as the “Bond of the Thirty-Fifth Series” (the “Bond of the Thirty-Fifth Series”). The Bond of the Thirty-Fifth Series shall be fully registered in the name of and delivered to Citibank, N.A., as Agent under the Collateral Management Agreement.

SECTION 2. Form of the Bond of the Thirty-Fifth Series.

The Bond of the Thirty-Fifth Series shall be issued in certificated form and the form of the Bond of the Thirty-Fifth Series is set forth in Exhibit D hereto and is hereby incorporated herein and made a part hereof.

SECTION 3. Principal Amount of the Bond of the Thirty-Fifth Series.

The Bond of the Thirty-Fifth Series shall be dated July 1, 2020 and be issued in an initial face amount of $110,000,000, which face amount shall represent the maximum principal amount of the Bond of the Thirty-Fifth Series. The amount of principal payable on the Bond of the Thirty-Fifth Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Mortgage Indenture, the principal amount of the Bond of the Thirty-Fifth Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Thirty-Fifth Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Thirty-Fifth Series may be reduced from time to time as set forth in said Bond. Principal of the Bond of the Thirty-Fifth Series shall be payable without the presentment or surrender thereof.

SECTION 4. Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Thirty-Fifth Series.

The Bond of the Thirty-Fifth Series shall bear interest at the rate or rates, and interest with respect thereto will be payable on the Interest Payment Dates, set forth in said Bond. The Bond of the Thirty-Fifth Series shall have a Stated Maturity of July 1, 2023; provided, that the Stated Maturity may be extended from time to time as set forth in said Bond. Interest on the Bond of the Thirty-Fifth Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations (as defined in the Bond of the Thirty-Fifth Series) until such interest is paid.

SECTION 5. No Redemption; No Sinking Fund.

The Bond of the Thirty-Fifth Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Thirty-Fifth Series.

SECTION 6. Paving Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Thirty-Fifth Series. The Place of Payment of the Bond of the Thirty-Fifth Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

SECTION 7. No Exchanges; Limitations on Transfers.

The Bond of the Thirty-Fifth Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Mortgage Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Agent (as defined in the Collateral Management Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

SECTION 8. Other Terms of the Bond of the Thirty-Fifth Series.

The other terms of the Bond of the Thirty-Fifth Series shall be as expressly set forth in Exhibit D hereto.

ARTICLE VI

TRUSTEE

SECTION 1. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifth Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

SECTION 2. Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Fifth Supplemental Indenture other than as set forth in the Mortgage Indenture; and this Fifth Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Mortgage Indenture, as fully to all intents as if the same were herein set forth at length.

ARTICLE VII

MISCELLANEOUS

SECTION 1. Except insofar as herein otherwise expressly provided, all the provisions, definitions, terms and conditions of the Mortgage Indenture, as amended, shall be deemed to be incorporated in, and made a part of, this Fifth Supplemental Indenture; and the Mortgage Indenture as supplemented and amended by this Fifth Supplemental Indenture is in all respects ratified and confirmed; and the Mortgage Indenture and this Fifth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

SECTION 2. Nothing in this Fifth Supplemental Indenture is intended, or shall be construed to give to any person or corporation, other than the parties hereto and the holders of the Collateral Bonds issued and to be issued under and in respect of this Fifth Supplemental Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions of this Fifth Supplemental Indenture being intended to be, and being, for the sole and exclusive benefit of the parties hereto and of the holders of the Collateral Bonds issued and to be issued under the Mortgage Indenture and secured thereby.

SECTION 3. All covenants, stipulations and agreements in this Fifth Supplemental Indenture contained by or on behalf of the Company shall bind and (subject to the provisions of the Mortgage Indenture) inure to the benefit of its successors and assigns, whether so expressed or not.

SECTION 4. The headings of the several Articles of this Fifth Supplemental Indenture are inserted for convenience of reference, and shall not be deemed to be any part hereof.

SECTION 5. This Fifth Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.

SECTION 6. This Fifth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument. Delivery of an executed copy of this Fifth Supplemental Indenture by one party to the other may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SECTION 7. The laws of the State of New York shall govern this Fifth Supplemental Indenture and the Collateral Bonds, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION 8. In case any provision in this Fifth Supplemental Indenture or the Collateral Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed as of the day and year first above written.

PACIFIC GAS AND ELECTRIC COMPANY, as Issuer (Mortgagor)

By:	/s/ Margaret K. Becker
Name:	Margaret K. Becker
Title:	Senior Director and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee (Mortgagee)

By:	/s/ Charles G. Nelson
Name:	Charles G. Nelson
Title:	Vice President

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	}
}
COUNTY OF SAN FRANCISCO	}

On June 4, 2020, before me, Jolie F. Ocampo, personally appeared Margaret K. Becker, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Jolie F. Ocampo
Signature Jolie Franchesca Ocampo Notary Public – California San Francisco County Commission #2221172 My. Comm. Expires Dec. 6, 2021

(Seal)

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF FLORIDA	}
}
COUNTY OF DUVAL	}

On June 30, 2020, before me, Joshua P. Kakareka, personally appeared Charles G. Nelson, a Vice President of the Bank of New York Mellon Trust Company, N.A. and who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal. /s/ Joshua P. Kakareka Joshua P. Kakareka Notary Public State of Florida Comm# GG931852 Expires 11/13/2023

(Seal)

EXHIBITS A

[FORM OF BOND OF THE THIRTY-SECOND SERIES]

[FORM OF FACE OF BOND]

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER, TO WAIVERS OF CERTAIN RIGHTS OF EXCHANGE, AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND OR ANY INTEREST THEREIN MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR OR ASSIGN OF THE DESIGNATED AGENT UNDER THE REVOLVING CREDIT AGREEMENT REFERRED TO HEREIN AMONG THE COMPANY (AS DEFINED HEREIN) AND THE SEVERAL PARTIES THERETO. THE COMPANY MAY TAKE SUCH ACTIONS AS IT SHALL DEEM NECESSARY, DESIRABLE, OR APPROPRIATE TO EFFECT COMPLIANCE WITH THESE RESTRICTIONS ON TRANSFER, INCLUDING THE ISSUANCE OF STOP-TRANSFER INSTRUCTIONS TO THE TRUSTEE (AS DEFINED HEREIN) UNDER THE MORTGAGE INDENTURE REFERRED TO HEREIN OR ANY OTHER TRANSFER AGENT THEREUNDER.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH IN THIS BOND:

ORIGINAL ISSUE DATE: July 1, 2020	FACE AMOUNT: $3,500,000,000	INTEREST RATE: See below

MATURITY DATE: July 1, 2023 or as such date may be extended.	INTEREST PAYMENT DATES: See below	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond

REGISTERED OWNER: Citibank, N.A., as Designated Agent under the Revolving Credit Agreement (as defined below), or any successor Designated Agent under the Revolving Credit Agreement

This Bond is not a Discount Bond

within the meaning of the within mentioned Mortgage Indenture

PACIFIC GAS AND ELECTRIC COMPANY

BOND OF THE THIRTY-SECOND SERIES

Face Amount (Maximum Principal Amount):

$3,500,000,000

No. _______

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to CITIBANK, N.A., as Designated Agent (the “Designated Agent”), or its registered assigns, on behalf of the Secured Parties (as defined herein), the principal sum of up to THREE BILLION FIVE HUNDRED MILLION DOLLARS ($3,500,000,000) or such lesser principal amount as shall be equal to the Obligations (as defined herein) due and payable under the Loan Documents (as defined herein), but not in excess of the then current face amount (maximum principal amount) of this Bond, and to pay interest with respect to this Bond at the Interest Rate (as defined herein) until the principal hereof is paid or duly made available for payment, but in each case not later than the Maturity Date specified above (as such date may be extended) or, in the event of default of the payment of the principal hereof, until the Company’s obligations with respect to the payment of such principal shall be discharged as provided in the Mortgage Indenture.

The principal amount outstanding under this Bond will increase or decrease from time to time to be equal at all times to the Obligations outstanding from time to time under the Loan Documents, but in no event shall the principal amount exceed the then current face amount. The principal due and payable hereunder by the Company as of any date shall be equal to the Obligations due and payable under the Loan Documents on such date, but not in excess of the then current face amount (maximum principal amount) of this Bond, and such principal shall be payable on the same dates (whether on the stated due dates or by acceleration pursuant to the terms of the Revolving Credit Agreement) as Obligations are payable from time to time pursuant to the Loan Documents. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid the Obligations due and payable under the Loan Documents, but any such payment shall not reduce the face amount (maximum principal amount) of this Bond unless the Total Commitments (as defined in the Revolving Credit Agreement) are irrevocably reduced in accordance with the Revolving Credit Agreement. If the Total Commitments are irrevocably reduced, the face amount (maximum principal amount) of this Bond shall be reduced by the same amount as the amount by which the Total Commitments are so reduced; provided, that for the avoidance of doubt, the face amount (maximum principal amount) of this Bond shall not be less than the aggregate principal amount of the Obligations under the Revolving Credit Agreement at the time of, and after giving effect to, such reduction and any concurrent repayment of Obligations.

Interest on this Bond shall be payable on each Interest Payment Date (as defined herein). The obligation of the Company to make any payment of interest with respect to this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid Interest Amounts (as defined herein) due and payable pursuant to the Loan Documents.

For purposes of this Bond:

“Ascertainable Fees” means any fees due and payable under the Loan Documents and any other written fee agreements from time to time entered into in connection with the Revolving Credit Agreement by the Company and any other party to the Revolving Credit Agreement (the “Related Fee Letters”), including facility fees, administrative agent fees, fronting fees, arranger fees and up-front fees, that are determinable with reasonable certainty by the Company solely by reference to the Loan Documents or the Related Fee Letters.

“Interest Amount” means, without duplication, interest on all Obligations, and all Ascertainable Fees and interest thereon (including, for the avoidance of doubt, any default interest), due and payable under the Loan Documents and Related Fee Letters.

“Interest Payment Date” means each date on which Interest Amounts are due and payable pursuant to the Loan Documents.

“Interest Rate” means a rate of interest per annum to result in an interest payment hereunder equal to the Interest Amount due and payable under the Loan Documents on the applicable Interest Payment Date.

“Loan Documents” means the Revolving Credit Agreement, the Bond Delivery Agreement (as defined in the Revolving Credit Agreement), the Notes (as defined in the Revolving Credit Agreement), the Applications (as defined in the Revolving Credit Agreement), and any amendment, waiver, supplement or modification to any of the foregoing.

“Obligations” means all Obligations (as defined in the Revolving Credit Agreement), including Principal Obligations and Ascertainable Fees, but excluding the Interest Amount.

“Principal Obligations” means, as of any date of calculation, the sum of (a) the outstanding principal amount of Loans (as defined in the Revolving Credit Agreement) and (b) the outstanding amount of L/C Obligations (as defined in the Revolving Credit Agreement), excluding the aggregate amount of drawings under issued Letters of Credit (as defined in the Revolving Credit Agreement) that have been converted into a Loan under the Revolving Credit Agreement and excluding the aggregate undrawn and unexpired amount of any then outstanding Letters of Credit that have been fully cash collateralized pursuant to Section 8 of the Revolving Credit Agreement.

“Revolving Credit Agreement” means the Credit Agreement, dated as of July 1, 2020, among the Company, the Designated Agent, and the several banks and other financial institutions or entities party thereto from time to time (the “Lenders”), as amended, supplemented, restated or otherwise modified from time to time.

“Secured Parties” means, collectively, the Designated Agent, the Lenders, the Issuing Lenders (as defined in the Revolving Credit Agreement), each co-agent or sub-agent appointed by the Designated Agent from time to time pursuant to Section 9.2 of the Revolving Credit Agreement and any other Persons the Obligations owing to whom are or are purported to be secured by the Bond of the Thirty-Second Series.

Other capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Mortgage Indenture, unless otherwise noted or the context otherwise requires.

The Trustee (as defined herein) may conclusively presume that the obligation of the Company to pay the principal of and interest with respect to this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Registered Owner (specified above), signed by an authorized officer of the Registered Owner, stating that the payment of principal of or interest with respect to this Bond has not been fully paid when due and specifying the amount of funds required to make such payment. The Trustee may also conclusively rely on any written notice from an authorized officer of the Registered Owner with respect to the principal amount Outstanding at any time on this Bond and the interest payable with respect to this Bond at any time and the date or dates on which such principal and interest are payable.

Payments of the principal of and interest with respect to this Bond shall be made at the Corporate Trust Office of the Trustee located initially in Los Angeles, California or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest with respect to this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

The Maturity Date of this Bond specified above shall be coincident with the Termination Date of the Revolving Credit Agreement and will be extended from time to time to the same date to which the Termination Date of the Revolving Credit Agreement may be extended from time to time, as provided in Section 2.7(b) of the Revolving Credit Agreement.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Bond of the series designated as the Bonds of the Thirty-Second Series referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By
Authorized Signatory

Dated:

[FORM OF REVERSE OF BOND OF THE THIRTY-SECOND SERIES]

This Bond of the Thirty-Second Series (this “Bond”) is one of a duly authorized issue of Bonds of the Company (the “Bonds”) issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Bonds thereunder and of the terms and conditions upon which the Bonds are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture. This Bond is limited in face amount (maximum principal amount) to $3,500,000,000.

This Bond is issued to the Designated Agent by the Company pursuant to the Company’s obligations under the Loan Documents.

This Bond is not subject to redemption prior to the Maturity Date specified above.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and interest with respect to this Bond when due, assuming all commitments under the Revolving Credit Agreement outstanding at the time of such deposit were fully drawn.

If an Event of Default (as defined in the Revolving Credit Agreement) shall have occurred under Section 8 of the Revolving Credit Agreement by reason of a failure by the Company to make a payment with respect to any Principal Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in payment of an amount of principal of this Bond equal to the amount of such unpaid Obligation (but, in no event, in excess of the face amount (maximum principal amount) of this Bond). If an Event of Default (as defined in the Revolving Credit Agreement) shall have occurred under Section 8 of the Revolving Credit Agreement by reason of a failure by the Company to make a payment of any Interest Amount or any other Obligation (other than a Principal Obligation) when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in the payment of an amount of interest with respect to this Bond equal to the amount of such unpaid Interest Amount or amount of such other Obligation. The Company’s obligation with respect to this Bond shall be fully satisfied when (and the holder hereof shall surrender this Bond to, or upon the order of, the Company for cancellation) the Revolving Credit Agreement shall have been terminated, all commitments thereunder shall have been terminated, all of the Obligations and Interest Amounts then due and payable shall have been duly paid by the Company and all Letters of Credit shall have expired or terminated or have been fully cash collateralized pursuant to Section 8 of the Revolving Credit Agreement. At the time of surrender of this Bond, the holder hereof shall deliver such appropriate instruments of transfer or release as may reasonably be requested by the Company.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds; and provided, further, that for the avoidance of doubt, the foregoing shall not change the voting requirements under Section 14.02 of the Mortgage Indenture, which for the avoidance of doubt, require the consent of the Holders of each Outstanding Bond of each series or Tranche in certain circumstances. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond. Notwithstanding the foregoing, no supplemental indenture shall amend, modify or waive any provision of Section 10.07 of the Mortgage Indenture without the consent of the Holders.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or interest with respect hereto on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest with respect to this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

For all purposes of the Mortgage Indenture, the principal amount of this Bond Outstanding as of any date of calculation shall be equal to the Obligations outstanding under the Loan Documents as of such date.

This Bond is issuable in the denomination of $3,500,000,000 or such lesser amount equal to the face amount of this Bond as provided herein.

As provided in the Mortgage Indenture and subject to certain limitations set forth therein and herein, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and interest with respect to this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Before any transfer of this Bond by the Holder or such Holder’s legal representative will be recognized or given effect by the Company or the Trustee, the Holder shall note the then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to such then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond. By acceptance hereof the Holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the Holder or of any such transferee to comply with the requirements of the preceding sentence.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of principal of or interest on this Bond shall be applied by the holder hereof to the payment of any amounts owing by the Company on the Obligations and Interest Amounts that are then due or are to become due, and shall, to the extent of such application, for all purposes, satisfy and discharge the obligation of the Company to make such payment on such Obligations and Interest Amounts, respectively.

Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of the Obligations and Interest Amounts pursuant to the Loan Documents shall, to the extent thereof, for all purposes, satisfy and discharge the obligation of the Company to make a payment of principal or interest, as the case may be, in respect of this Bond that is then due or is to become due; provided, that any such payment of the Obligations and Interest Amounts pursuant to the Loan Documents shall not reduce the face amount (maximum principal amount) of this Bond, which shall be reduced only to the extent that the Total Commitments shall have been irrevocably reduced in accordance with the Revolving Credit Agreement.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (1) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                      to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBITS B

[FORM OF BOND OF THE THIRTY-THIRD SERIES]

[FORM OF FACE OF BOND]

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER, TO WAIVERS OF CERTAIN RIGHTS OF EXCHANGE, AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND OR ANY INTEREST THEREIN MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR OR ASSIGN OF THE ADMINISTRATIVE AGENT UNDER THE TERM CREDIT AGREEMENT REFERRED TO HEREIN AMONG THE COMPANY (AS DEFINED HEREIN) AND THE SEVERAL PARTIES THERETO. THE COMPANY MAY TAKE SUCH ACTIONS AS IT SHALL DEEM NECESSARY, DESIRABLE, OR APPROPRIATE TO EFFECT COMPLIANCE WITH THESE RESTRICTIONS ON TRANSFER, INCLUDING THE ISSUANCE OF STOP-TRANSFER INSTRUCTIONS TO THE TRUSTEE (AS DEFINED HEREIN) UNDER THE MORTGAGE INDENTURE REFERRED TO HEREIN OR ANY OTHER TRANSFER AGENT THEREUNDER.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH IN THIS BOND:

ORIGINAL ISSUE DATE: July 1, 2020	FACE AMOUNT: $1,500,000,000	INTEREST RATE: See below

MATURITY DATE: June 30, 2021	INTEREST PAYMENT DATES: See below	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond

REGISTERED OWNER: JPMorgan Chase Bank, N.A., as Administrative Agent under the Term Credit Agreement (as defined below), or any successor Administrative Agent under the Term Credit Agreement

This Bond is not a Discount Bond

within the meaning of the within mentioned Mortgage Indenture

PACIFIC GAS AND ELECTRIC COMPANY

BOND OF THE THIRTY-THIRD SERIES

Face Amount (Maximum Principal Amount):

$1,500,000,000

No. _______

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), or its registered assigns, on behalf of the Secured Parties (as defined herein), the principal sum of up to ONE BILLION FIVE HUNDRED MILLION DOLLARS ($1,500,000,000) or such lesser principal amount as shall be equal to the Obligations (as defined herein) due and payable under the Loan Documents (as defined herein), but not in excess of the then current face amount (maximum principal amount) of this Bond, and to pay interest with respect to this Bond at the Interest Rate (as defined herein) until the principal hereof is paid or duly made available for payment, but in each case not later than the Maturity Date specified above (as such date may be extended) or, in the event of default of the payment of the principal hereof, until the Company’s obligations with respect to the payment of such principal shall be discharged as provided in the Mortgage Indenture.

The principal amount outstanding under this Bond will increase or decrease from time to time to be equal at all times to the Obligations outstanding from time to time under the Loan Documents, but in no event shall the principal amount exceed the then current face amount. The principal due and payable hereunder by the Company as of any date shall be equal to the Obligations due and payable under the Loan Documents on such date, but not in excess of the then current face amount (maximum principal amount) of this Bond, and such principal shall be payable on the same dates (whether on the stated due dates or by acceleration pursuant to the terms of the Term Credit Agreement) as Obligations are payable from time to time pursuant to the Loan Documents. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid the Obligations due and payable under the Loan Documents, but any such payment shall not reduce the face amount (maximum principal amount) of this Bond.

Interest on this Bond shall be payable on each Interest Payment Date (as defined herein). The obligation of the Company to make any payment of interest with respect to this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid Interest Amounts (as defined herein) due and payable pursuant to the Loan Documents.

For purposes of this Bond:

“Ascertainable Fees” means any fees due and payable under the Loan Documents and any other written fee agreements from time to time entered into in connection with the Term Credit Agreement by the Company and any other party to the Term Credit Agreement (the “Related Fee Letters”), including facility fees, administrative agent fees, fronting fees, arranger fees and up-front fees, that are determinable with reasonable certainty by the Company solely by reference to the Loan Documents or the Related Fee Letters.

“Interest Amount” means, without duplication, interest on all Obligations, and all Ascertainable Fees and interest thereon (including, for the avoidance of doubt, any default interest), due and payable under the Loan Documents and Related Fee Letters.

“Interest Payment Date” means each date on which Interest Amounts are due and payable pursuant to the Loan Documents.

“Interest Rate” means a rate of interest per annum to result in an interest payment hereunder equal to the Interest Amount due and payable under the Loan Documents on the applicable Interest Payment Date.

“Loan Documents” means the Term Credit Agreement, the Bond Delivery Agreement (as defined in the Term Credit Agreement), the Notes (as defined in the Term Credit Agreement) held by the Lenders holding 364-Day Tranche Loans (as defined in the Term Credit Agreement), and any amendment, waiver, supplement or modification to any of the foregoing.

“Obligations” means all Obligations (as defined in the Term Credit Agreement), including Ascertainable Fees, but excluding the Interest Amount, in each case solely on account of the 364-Day Tranche Loans (as defined in the Term Credit Agreement).

“Secured Parties” means, collectively, the Administrative Agent, the Lenders holding 364-Day Tranche Loans (as defined in the Term Credit Agreement), each sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.2 of the Term Credit Agreement and any other Persons the Obligations owing to whom are or are purported to be secured by the Bond of the Thirty-Third Series.

“Term Credit Agreement” means the Term Loan Credit Agreement, dated as of July 1, 2020, among the Company, the Administrative Agent, and the several banks and other financial institutions or entities party thereto from time to time (the “Lenders”), as amended, supplemented, restated or otherwise modified from time to time.

Other capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Mortgage Indenture, unless otherwise noted or the context otherwise requires.

The Trustee (as defined herein) may conclusively presume that the obligation of the Company to pay the principal of and interest with respect to this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Registered Owner (specified above), signed by an authorized officer of the Registered Owner, stating that the payment of principal of or interest with respect to this Bond has not been fully paid when due and specifying the amount of funds required to make such payment. The Trustee may also conclusively rely on any written notice from an authorized officer of the Registered Owner with respect to the principal amount Outstanding at any time on this Bond and the interest payable with respect to this Bond at any time and the date or dates on which such principal and interest are payable.

Payments of the principal of and interest with respect to this Bond shall be made at the Corporate Trust Office of the Trustee located initially in Los Angeles, California or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest with respect to this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

The Maturity Date of this Bond specified above shall be coincident with the 364-Day Tranche Maturity Date (as defined in the Term Credit Agreement) of the Term Credit Agreement.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Bond of the series designated as Bonds of the Thirty-Third Series referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By
Authorized Signatory

Dated:

[FORM OF REVERSE OF BOND OF THE THIRTY-THIRD SERIES]

This Bond of the Thirty-Third Series (this “Bond”) is one of a duly authorized issue of Bonds of the Company (the “Bonds”) issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Bonds thereunder and of the terms and conditions upon which the Bonds are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture. This Bond is limited in face amount (maximum principal amount) to $1,500,000,000.

This Bond is issued to the Administrative Agent by the Company pursuant to the Company’s obligations under the Loan Documents.

This Bond is not subject to redemption prior to the Maturity Date specified above.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and interest with respect to this Bond when due.

If an Event of Default (as defined in the Term Credit Agreement) shall have occurred under Section 8 of the Term Credit Agreement by reason of a failure by the Company to make a payment with respect to any Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in payment of an amount of principal of this Bond equal to the amount of such unpaid Obligation (but, in no event, in excess of the face amount (maximum principal amount) of this Bond). If an Event of Default (as defined in the Term Credit Agreement) shall have occurred under Section 8 of the Term Credit Agreement by reason of a failure by the Company to make a payment of any Interest Amount or any other Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in the payment of an amount of interest with respect to this Bond equal to the amount of such unpaid Interest Amount or amount of such other Obligation. The Company’s obligation with respect to this Bond shall be fully satisfied when (and the holder hereof shall surrender this Bond to, or upon the order of, the Company for cancellation) the Term Credit Agreement shall have been terminated and all of the Obligations and Interest Amounts then due and payable shall have been duly paid by the Company. At the time of surrender of this Bond, the holder hereof shall deliver such appropriate instruments of transfer or release as may reasonably be requested by the Company.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds; and provided, further, that for the avoidance of doubt, the foregoing shall not change the voting requirements under Section 14.02 of the Mortgage Indenture, which for the avoidance of doubt, require the consent of the Holders of each Outstanding Bond of each series or Tranche in certain circumstances. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond. Notwithstanding the foregoing, no supplemental indenture shall amend, modify or waive any provision of Section 10.07 of the Mortgage Indenture without the consent of the Holders.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or interest with respect hereto on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest with respect to this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

For all purposes of the Mortgage Indenture, the principal amount of this Bond Outstanding as of any date of calculation shall be equal to the Obligations outstanding under the Loan Documents as of such date.

This Bond is issuable in the denomination of $1,500,000,000 or such lesser amount equal to the face amount of this Bond as provided herein.

As provided in the Mortgage Indenture and subject to certain limitations set forth therein and herein, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and interest with respect to this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Before any transfer of this Bond by the Holder or such Holder’s legal representative will be recognized or given effect by the Company or the Trustee, the Holder shall note the then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to such then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond. By acceptance hereof the Holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the Holder or of any such transferee to comply with the requirements of the preceding sentence.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of principal of or interest on this Bond shall be applied by the holder hereof to the payment of any amounts owing by the Company on the Obligations and Interest Amounts that are then due or are to become due, and shall, to the extent of such application, for all purposes, satisfy and discharge the obligation of the Company to make such payment on such Obligations and Interest Amounts, respectively.

Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of the Obligations and Interest Amounts pursuant to the Loan Documents shall, to the extent thereof, for all purposes, satisfy and discharge the obligation of the Company to make a payment of principal or interest, as the case may be, in respect of this Bond that is then due or is to become due; provided, that any such payment of the Obligations and Interest Amounts pursuant to the Loan Documents shall not reduce the face amount (maximum principal amount) of this Bond.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (1) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ____________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBITS C

[FORM OF BOND OF THE THIRTY-FOURTH SERIES]

[FORM OF FACE OF BOND]

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER, TO WAIVERS OF CERTAIN RIGHTS OF EXCHANGE, AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND OR ANY INTEREST THEREIN MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR OR ASSIGN OF THE ADMINISTRATIVE AGENT UNDER THE TERM CREDIT AGREEMENT REFERRED TO HEREIN AMONG THE COMPANY (AS DEFINED HEREIN) AND THE SEVERAL PARTIES THERETO. THE COMPANY MAY TAKE SUCH ACTIONS AS IT SHALL DEEM NECESSARY, DESIRABLE, OR APPROPRIATE TO EFFECT COMPLIANCE WITH THESE RESTRICTIONS ON TRANSFER, INCLUDING THE ISSUANCE OF STOP-TRANSFER INSTRUCTIONS TO THE TRUSTEE (AS DEFINED HEREIN) UNDER THE MORTGAGE INDENTURE REFERRED TO HEREIN OR ANY OTHER TRANSFER AGENT THEREUNDER.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH IN THIS BOND:

ORIGINAL ISSUE DATE: July 1, 2020	FACE AMOUNT: $1,500,000,000	INTEREST RATE: See below
MATURITY DATE: January 1, 2022	INTEREST PAYMENT DATES: See below	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond
REGISTERED OWNER: JPMorgan Chase Bank, N.A., as Administrative Agent under the Term Credit Agreement (as defined below), or any successor Administrative Agent under the Term Credit Agreement

This Bond is not a Discount Bond

within the meaning of the within mentioned Mortgage Indenture

PACIFIC GAS AND ELECTRIC COMPANY

BOND OF THE THIRTY-FOURTH SERIES

Face Amount (Maximum Principal Amount):

$1,500,000,000

No. _______

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), or its registered assigns, on behalf of the Secured Parties (as defined herein), the principal sum of up to ONE BILLION FIVE HUNDRED MILLION DOLLARS ($1,500,000,000) or such lesser principal amount as shall be equal to the Obligations (as defined herein) due and payable under the Loan Documents (as defined herein), but not in excess of the then current face amount (maximum principal amount) of this Bond, and to pay interest with respect to this Bond at the Interest Rate (as defined herein) until the principal hereof is paid or duly made available for payment, but in each case not later than the Maturity Date specified above (as such date may be extended) or, in the event of default of the payment of the principal hereof, until the Company’s obligations with respect to the payment of such principal shall be discharged as provided in the Mortgage Indenture.

The principal amount outstanding under this Bond will increase or decrease from time to time to be equal at all times to the Obligations outstanding from time to time under the Loan Documents, but in no event shall the principal amount exceed the then current face amount. The principal due and payable hereunder by the Company as of any date shall be equal to the Obligations due and payable under the Loan Documents on such date, but not in excess of the then current face amount (maximum principal amount) of this Bond, and such principal shall be payable on the same dates (whether on the stated due dates or by acceleration pursuant to the terms of the Term Credit Agreement) as Obligations are payable from time to time pursuant to the Loan Documents. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid the Obligations due and payable under the Loan Documents, but any such payment shall not reduce the face amount (maximum principal amount) of this Bond.

Interest on this Bond shall be payable on each Interest Payment Date (as defined herein). The obligation of the Company to make any payment of interest with respect to this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid Interest Amounts (as defined herein) due and payable pursuant to the Loan Documents.

For purposes of this Bond:

“Ascertainable Fees” means any fees due and payable under the Loan Documents and any other written fee agreements from time to time entered into in connection with the Term Credit Agreement by the Company and any other party to the Term Credit Agreement (the “Related Fee Letters”), including facility fees, administrative agent fees, fronting fees, arranger fees and up-front fees, that are determinable with reasonable certainty by the Company solely by reference to the Loan Documents or the Related Fee Letters.

“Interest Amount” means, without duplication, interest on all Obligations, and all Ascertainable Fees and interest thereon (including, for the avoidance of doubt, any default interest), due and payable under the Loan Documents and Related Fee Letters.

“Interest Payment Date” means each date on which Interest Amounts are due and payable pursuant to the Loan Documents.

“Interest Rate” means a rate of interest per annum to result in an interest payment hereunder equal to the Interest Amount due and payable under the Loan Documents on the applicable Interest Payment Date.

“Loan Documents” means the Term Credit Agreement, the Bond Delivery Agreement (as defined in the Term Credit Agreement), the Notes (as defined in the Term Credit Agreement) held by the Lenders holding 18-Month Tranche Loans (as defined in the Term Credit Agreement), and any amendment, waiver, supplement or modification to any of the foregoing.

“Obligations” means all Obligations (as defined in the Term Credit Agreement), including Ascertainable Fees, but excluding the Interest Amount, in each case solely on account of the 18-Month Tranche Loans (as defined in the Term Credit Agreement).

“Secured Parties” means, collectively, the Administrative Agent, the Lenders holding 18-Month Tranche Loans (as defined in the Term Credit Agreement), each sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.2 of the Term Credit Agreement and any other Persons the Obligations owing to whom are or are purported to be secured by the Bond of the Thirty-Fourth Series.

“Term Credit Agreement” means the Term Loan Credit Agreement, dated as of July 1, 2020, among the Company, the Administrative Agent, and the several banks and other financial institutions or entities party thereto from time to time (the “Lenders”), as amended, supplemented, restated or otherwise modified from time to time.

Other capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Mortgage Indenture, unless otherwise noted or the context otherwise requires.

The Trustee (as defined herein) may conclusively presume that the obligation of the Company to pay the principal of and interest with respect to this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Registered Owner (specified above), signed by an authorized officer of the Registered Owner, stating that the payment of principal of or interest with respect to this Bond has not been fully paid when due and specifying the amount of funds required to make such payment. The Trustee may also conclusively rely on any written notice from an authorized officer of the Registered Owner with respect to the principal amount Outstanding at any time on this Bond and the interest payable with respect to this Bond at any time and the date or dates on which such principal and interest are payable.

Payments of the principal of and interest with respect to this Bond shall be made at the Corporate Trust Office of the Trustee located initially in Los Angeles, California or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest with respect to this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

The Maturity Date of this Bond specified above shall be coincident with the 18-Month Tranche Maturity Date (as defined in the Term Credit Agreement) of the Term Credit Agreement.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Bond of the series designated as Bonds of the Thirty-Fourth Series referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By
Authorized Signatory

Dated:

[FORM OF REVERSE OF BOND OF THE THIRTY-FOURTH SERIES]

This Bond of the Thirty-Fourth Series (this “Bond”) is one of a duly authorized issue of Bonds of the Company (the “Bonds”) issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Bonds thereunder and of the terms and conditions upon which the Bonds are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture. This Bond is limited in face amount (maximum principal amount) to $1,500,000,000.

This Bond is issued to the Administrative Agent by the Company pursuant to the Company’s obligations under the Loan Documents.

This Bond is not subject to redemption prior to the Maturity Date specified above.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and interest with respect to this Bond when due.

If an Event of Default (as defined in the Term Credit Agreement) shall have occurred under Section 8 of the Term Credit Agreement by reason of a failure by the Company to make a payment with respect to any Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in payment of an amount of principal of this Bond equal to the amount of such unpaid Obligation (but, in no event, in excess of the face amount (maximum principal amount) of this Bond). If an Event of Default (as defined in the Term Credit Agreement) shall have occurred under Section 8 of the Term Credit Agreement by reason of a failure by the Company to make a payment of any Interest Amount or any other Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in the payment of an amount of interest with respect to this Bond equal to the amount of such unpaid Interest Amount or amount of such other Obligation. The Company’s obligation with respect to this Bond shall be fully satisfied when (and the holder hereof shall surrender this Bond to, or upon the order of, the Company for cancellation) the Term Credit Agreement shall have been terminated and all of the Obligations and Interest Amounts then due and payable shall have been duly paid by the Company. At the time of surrender of this Bond, the holder hereof shall deliver such appropriate instruments of transfer or release as may reasonably be requested by the Company.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds; and provided, further, that for the avoidance of doubt, the foregoing shall not change the voting requirements under Section 14.02 of the Mortgage Indenture, which for the avoidance of doubt, require the consent of the Holders of each Outstanding Bond of each series or Tranche in certain circumstances. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond. Notwithstanding the foregoing, no supplemental indenture shall amend, modify or waive any provision of Section 10.07 of the Mortgage Indenture without the consent of the Holders.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or interest with respect hereto on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest with respect to this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

For all purposes of the Mortgage Indenture, the principal amount of this Bond Outstanding as of any date of calculation shall be equal to the Obligations outstanding under the Loan Documents as of such date.

This Bond is issuable in the denomination of $1,500,000,000 or such lesser amount equal to the face amount of this Bond as provided herein.

As provided in the Mortgage Indenture and subject to certain limitations set forth therein and herein, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and interest with respect to this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Before any transfer of this Bond by the Holder or such Holder’s legal representative will be recognized or given effect by the Company or the Trustee, the Holder shall note the then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to such then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond. By acceptance hereof the Holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the Holder or of any such transferee to comply with the requirements of the preceding sentence.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of principal of or interest on this Bond shall be applied by the holder hereof to the payment of any amounts owing by the Company on the Obligations and Interest Amounts that are then due or are to become due, and shall, to the extent of such application, for all purposes, satisfy and discharge the obligation of the Company to make such payment on such Obligations and Interest Amounts, respectively.

Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of the Obligations and Interest Amounts pursuant to the Loan Documents shall, to the extent thereof, for all purposes, satisfy and discharge the obligation of the Company to make a payment of principal or interest, as the case may be, in respect of this Bond that is then due or is to become due; provided, that any such payment of the Obligations and Interest Amounts pursuant to the Loan Documents shall not reduce the face amount (maximum principal amount) of this Bond.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (1) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ________________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBITS D

[FORM OF BOND OF THE THIRTY-FIFTH SERIES]

[FORM OF FACE OF BOND]

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER, TO WAIVERS OF CERTAIN RIGHTS OF EXCHANGE, AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND OR ANY INTEREST THEREIN MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR OR ASSIGN OF THE AGENT UNDER THE COLLATERAL MANAGEMENT AGREEMENT REFERRED TO HEREIN AMONG THE COMPANY (AS DEFINED HEREIN) AND THE SEVERAL PARTIES THERETO. THE COMPANY MAY TAKE SUCH ACTIONS AS IT SHALL DEEM NECESSARY, DESIRABLE, OR APPROPRIATE TO EFFECT COMPLIANCE WITH THESE RESTRICTIONS ON TRANSFER, INCLUDING THE ISSUANCE OF STOP-TRANSFER INSTRUCTIONS TO THE TRUSTEE (AS DEFINED HEREIN) UNDER THE MORTGAGE INDENTURE REFERRED TO HEREIN OR ANY OTHER TRANSFER AGENT THEREUNDER.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH IN THIS BOND:

ORIGINAL ISSUE DATE: July 1, 2020	FACE AMOUNT: $110,000,000	INTEREST RATE: See below
MATURITY DATE: July 1, 2023 or as such date may be extended.	INTEREST PAYMENT DATES: See below	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond
REGISTERED OWNER: Citibank, N.A., as Agent for the benefit of the Secured Counterparties under the Collateral Management Agreement (as defined below), or any successor Agent under the Collateral Management Agreement

This Bond is not a Discount Bond

within the meaning of the within mentioned Mortgage Indenture

PACIFIC GAS AND ELECTRIC COMPANY

BOND OF THE THIRTY-FIFTH SERIES

Face Amount (Maximum Principal Amount):

$110,000,000

No. ________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to CITIBANK, N.A., as agent (the “Agent”), or its registered assigns, on behalf of the Secured Counterparties (as defined in the Collateral Management Agreement), the principal sum of up to ONE HUNDRED TEN MILLION DOLLARS ($110,000,000) or such lesser principal amount as shall be equal to the Obligations (as defined herein) due and payable under the Secured Cash Management Agreements (as defined herein), but not in excess of the then current face amount (maximum principal amount) of this Bond, and to pay interest with respect to this Bond at the Interest Rate (as defined herein) until the principal hereof is paid or duly made available for payment, but in each case not later than the Maturity Date specified above (as such date may be extended) or, in the event of default of the payment of the principal hereof, until the Company’s obligations with respect to the payment of such principal shall be discharged as provided in the Mortgage Indenture.

The principal amount outstanding under this Bond will increase or decrease from time to time to be equal at all times to the Obligations outstanding from time to time under the Secured Cash Management Agreements, but in no event shall the principal amount exceed the then current face amount. The principal due and payable hereunder by the Company as of any date shall be equal to the Obligations due and payable under the Secured Cash Management Agreements on such date, but not in excess of the then current face amount (maximum principal amount) of this Bond, and such principal shall be payable on the same dates (whether on the stated due dates or by acceleration pursuant to the terms of the applicable Secured Cash Management Agreement) as Obligations are payable from time to time pursuant to the Secured Cash Management Agreements. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid the Obligations due and payable under the Secured Cash Management Agreements, but any such payment shall not reduce the face amount (maximum principal amount) of this Bond unless the Maximum Secured Amount (as defined in the Collateral Management Agreement) is irrevocably reduced in accordance with the Collateral Management Agreement. If the Maximum Secured Amount is irrevocably reduced, the face amount (maximum principal amount) of this Bond shall be reduced by the same amount as the amount by which the Maximum Secured Amount is so reduced; provided, that for the avoidance of doubt, the face amount (maximum principal amount) of this Bond shall not be less than the Aggregate Exposure (as defined in the Collateral Management Agreement) of all Secured Counterparties (as defined in the Collateral Management Agreement) at the time of, and after giving effect to, such reduction and any concurrent repayment of the Obligations.

Interest on this Bond shall be payable on each Interest Payment Date (as defined herein). The obligation of the Company to make any payment of interest with respect to this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid Interest Amounts (as defined herein) due and payable pursuant to the Secured Cash Management Agreements.

For purposes of this Bond:

“Ascertainable Fees” means any fees due and payable under the Secured Cash Management Agreements and any other written fee agreements from time to time entered into in connection with the Collateral Management Agreement by the Company and any Secured Counterparty.

“Collateral Management Agreement” means the Collateral Management Agreement, dated as of July 1, 2020, among the Company, the Agent, and the banks and other financial institutions or entities party thereto from time to time as secured counterparties, as amended, supplemented, restated or otherwise modified from time to time.

“Interest Amount” means, without duplication, interest on all Obligations, and all Ascertainable Fees and interest thereon due and payable under the Secured Cash Management Agreements.

“Interest Payment Date” means each date on which Interest Amounts are due and payable pursuant to the Secured Cash Management Agreements.

“Interest Rate” means a rate of interest per annum to result in an interest payment hereunder equal to the Interest Amount due and payable under the Secured Cash Management Agreements on the applicable Interest Payment Date.

“Obligations” means all Secured Cash Management Obligations (as defined in the Collateral Management Agreement).

Other capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Mortgage Indenture, unless otherwise noted or the context otherwise requires.

The Trustee (as defined herein) may conclusively presume that the obligation of the Company to pay the principal of and interest with respect to this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Registered Owner (specified above), signed by an authorized officer of the Registered Owner, stating that the payment of principal of or interest with respect to this Bond has not been fully paid when due and specifying the amount of funds required to make such payment. The Trustee may also conclusively rely on any written notice from an authorized officer of the Registered Owner with respect to the principal amount Outstanding at any time on this Bond and the interest payable with respect to this Bond at any time and the date or dates on which such principal and interest are payable.

Payments of the principal of and interest with respect to this Bond shall be made at the Corporate Trust Office of the Trustee located initially in Los Angeles, California or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest with respect to this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

The Maturity Date of this Bond specified above shall be coincident with the Termination Date of the Collateral Management Agreement and will be extended from time to time to the same date to which the Termination Date of the Collateral Management Agreement may be extended from time to time.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:

By:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Bond of the series designated as the Bonds of the Thirty-Fifth Series referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By
Authorized Signatory

Dated:

[FORM OF REVERSE OF BOND OF THE THIRTY-FIFTH SERIES]

This Bond of the Thirty-Fifth Series (this “Bond”) is one of a duly authorized issue of Bonds of the Company (the “Bonds”) issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Bonds thereunder and of the terms and conditions upon which the Bonds are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof (on behalf of the Secured Counterparties) to all of the terms and provisions of the Mortgage Indenture. This Bond is limited in face amount (maximum principal amount) to $110,000,000.

This Bond is issued to the Agent for the benefit of the Secured Counterparties by the Company pursuant to the Company’s obligations under the Collateral Management Agreement.

This Bond is not subject to redemption prior to the Maturity Date specified above.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and interest with respect to this Bond when due, assuming all extensions of credit under the Secured Cash Management Agreements outstanding at the time of such deposit were fully drawn.

If an Event of Default (as defined in the Collateral Management Agreement) shall have occurred by reason of a failure by the Company to make a payment with respect to any Obligation when the same shall be due and payable (including by acceleration) pursuant to the applicable Secured Cash Management Agreement, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in payment of an amount of principal of this Bond equal to the amount of such unpaid Obligation (but, in no event, in excess of the face amount (maximum principal amount) of this Bond). If an Event of Default (as defined in the Collateral Management Agreement) shall have occurred by reason of a failure by the Company to make a payment of any Interest Amount or any other Obligation when the same shall be due and payable (including by acceleration) pursuant to the applicable Secured Cash Management Obligations, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in the payment of an amount of interest with respect to this Bond equal to the amount of such unpaid Interest Amount or amount of such other Obligation. The Company’s obligation with respect to this Bond shall be fully satisfied when (and the holder hereof shall surrender this Bond to, or upon the order of, the Company for cancellation) the Collateral Management Agreement shall have been terminated and all of the Obligations and Interest Amounts then due and payable shall have been duly paid by the Company. At the time of surrender of this Bond, the holder hereof shall deliver such appropriate instruments of transfer or release as may reasonably be requested by the Company.

If an Event of Default under the Mortgage Indenture shall occur and be continuing, the Trustee or the Holders of at least 25% of the aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds; and provided, further, that for the avoidance of doubt, the foregoing shall not change the voting requirements under Section 14.02 of the Mortgage Indenture, which for the avoidance of doubt, require the consent of the Holders of each Outstanding Bond of each series or Tranche in certain circumstances. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond. Notwithstanding the foregoing, no supplemental indenture shall amend, modify or waive any provision of Section 10.07 of the Mortgage Indenture without the consent of the Holders.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or interest with respect hereto on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest with respect to this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

For all purposes of the Mortgage Indenture, the principal amount of this Bond Outstanding as of any date of calculation shall be equal to the Obligations outstanding under the Secured Cash Management Agreements as of such date.

This Bond is issuable in the denomination of $110,000,000 or such lesser amount equal to the face amount of this Bond as provided herein.

As provided in the Mortgage Indenture and subject to certain limitations set forth therein and herein, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and interest with respect to this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Before any transfer of this Bond by the Holder or such Holder’s legal representative will be recognized or given effect by the Company or the Trustee, the Holder shall note the then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to such then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

Anything in this Bond, the Mortgage Indenture, the Collateral Management Agreement or the Secured Cash Management Agreements to the contrary notwithstanding, any payment by the Company of principal of or interest on this Bond shall be applied by the holder hereof to the payment of any amounts owing by the Company on the Obligations and Interest Amounts that are then due or are to become due, and shall, to the extent of such application, for all purposes, satisfy and discharge the obligation of the Company to make such payment on such Obligations and Interest Amounts, respectively.

Anything in this Bond, the Mortgage Indenture, the Collateral Management Agreement or the Secured Cash Management Agreements to the contrary notwithstanding, any payment by the Company of the Obligations and Interest Amounts pursuant to the Secured Cash Management Agreements shall, to the extent thereof, for all purposes, satisfy and discharge the obligation of the Company to make a payment of principal or interest, as the case may be, in respect of this Bond that is then due or is to become due; provided, that any such payment of the Obligations and Interest Amounts pursuant to the Secured Cash Management Agreements shall not reduce the face amount (maximum principal amount) of this Bond, which shall be reduced only to the extent that the Maximum Secured Amount shall have been irrevocably reduced in accordance with the Collateral Management Agreement.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (1) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                      to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.